UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                          ----------------------

                               FORM 8-K

                             CURRENT REPORT

  Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

    	Date of Report (Date of Earliest Event Reported) January 29, 2001

                        CENTRAL NATURAL RESOURCES, INC.
                  (Formerly Central Coal & Coke Corporation)

       	(Exact name of registrant as specified in its charter)

    Delaware                       0-1392                  44-0195290
-------------------------      -----------------------   ------------------
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
of incorporation or                                      Identification No.)
organization)

127 West 10th Street, Suite 666, Kansas City, Missouri          64105
------------------------------------------------------          ---------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code          816/842-2430
                                                            -------------
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


Title of each class               Name of each Exchange on which Registered
-------------------               -----------------------------------------
None                              None


SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                   Common Stock ($1 Par Value)
                   ---------------------------
                        (Title of Class)

Items 1 through 4 Inclusive - NONE

Item 5 - OTHER EVENTS

(1) As reported on Form 8-K filed under date of January 19, 2001, the Board of Directors of the Registrant on January 19, 2001 declared a stock dividend of one share of common stock for each issued and outstanding share of common stock held by Stockholders of record as of January 29, 2001, and also, the Board of Directors of the Registrant declared a cash dividend in the amount of $0.25 per share payable to Stockholders of record on February 20, 2001 to be paid on or about February 28, 2001. The Registrant has now mailed a letter to all Stockholders of record on January 29, 2001, describing these matters, with such letter being in the form of Exhibit A attached hereto and incorporated herein by this reference.

(2) The Registrant also filed a Form 8-K under date of January 3, 2001 disclosing the filing of an "Amended and Restated Certificate of Incorporation" which among other changes created a new class of preferred stock. The disclosure in Item 5 of that Form 8-K referred to the preferred stock having a par value of $100 per share which was a typographical error-the actual par value of this new class of preferred stock is $1 per share. Exhibit A to that filing correctly stated the par value of that preferred stock as $1 per share.

Items 6-9 Inclusive - NONE

                                       SIGNATURES
                                       ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                       CENTRAL NATURAL RESOURCES, INC.
                                       (Formerly Central Coal & Coke Corp.)
                                       -------------------------------

Date: January 29, 2001                 	By /s/  Phelps M. Wood
                                       -------------------------------
                                       Phelps M. Wood
                                       President

                           EXHIBIT "A"


                     CENTRAL NATURAL RESOURCES, INC.
                     127 WEST 10TH STREET, SUITE 666
                       KANSAS CITY, MISSOURI 64105


January 29, 2001

Dear Stockholders:

I am pleased to report that the preliminary financial results for the fiscal year ended December 31, 2000 are favorable and therefore the Board of Directors has declared a stock dividend of one share of common stock for each issued and outstanding share of common stock held by Stockholders of record as of January 29, 2001. The stock dividend will increase the number of issued and outstanding shares of common stock from 251,962 shares to 503,924 shares. In accordance with the Company's existing stock option plan, the number of shares covered by the plan and the number of shares subject to outstanding stock options will be adjusted for the stock dividend. The Board believes that this stock dividend will enhance the liquidity of the Company shares and make them more attractive to a wider range of stockholders.

Stock certificates representing the new shares issued as a stock dividend will be mailed to Stockholders by the Company's stock transfer agent on or about February 13, 2001. It will not be necessary to return your existing stock certificates-you should each retain your existing shares certificates along with the new certificates representing this stock dividend which you will receive soon after February 13.

Although you are encouraged to consult your own tax adviser, it appears that the distribution of this stock dividend will not be taxable to the individual Stockholders.

We are also pleased to announce that the Board of Directors declared a cash dividend of twenty-five cents ($0.25) per share on the shares of common stock after giving effect to the stock dividend. The dividend is payable to Stockholders of record on February 20, 2001, to be paid on or about
February 28, 2001. This cash dividend would equate to fifty cents ($0.50) per share on the pre-stock dividend number of issued and outstanding shares. It is the present intention of the Board of Directors to continue paying a twenty-five cents ($0.25) per share quarterly dividend if the operating results and financial condition of the Company continue to justify it.

I am sure that you all received notification that, effective January 1, 2001, the Company changed its name from "Central Coal & Coke Corporation" to "Central Natural Resources, Inc." as shown on this letterhead. As a result of this name change, the Company has been issued a new CUSIP number which is 15459P 10 8. Also we have received a new symbol from the National Association of Security Dealers which is CTNR. The changes in the CUSIP number and the symbol are effective immediately.

For further information on any of these matters, please contact
Gary J. Pennington, General Manager, at the company offices: 127 West
10th Street, Suite 666, Kansas City, MO 64105, telephone number 816-842-2430, or via email at gary_pennington@email.msn.com.

                          Sincerely,

                          CENTRAL NATURAL RESOURCES, INC.

                          /s/ Phelps M. Wood
                          _____________________________
                          Phelps M. Wood
                          President